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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 21, 2004



                           Arlington Hospitality, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        0-15291                                         36-3312434
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(Commission File Number)                  (IRS Employer Identification Number)


2355 South Arlington Heights Road, Suite 400, Arlington Heights, Illinois       60005
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                (Address of principal executive offices)                      (Zip Code)
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        Registrant's Telephone Number, Including Area Code (847) 228-5400


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On April 21, 2004, Arlington Hospitality, Inc. (the "Company") issued a press release announcing its March 2004 financial results and the opening of an AmeriHost Inn Hotel in Weirton, W.V. A copy of the Company's press release is attached to this current report on Form 8-K as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS

99.1     Press Release of Arlington Hospitality, Inc. dated April 21, 2004
         Announcing March 2004 Financial Results and the Opening of an AmeriHost
         Inn Hotel in Weirton, W.V.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: April 21, 2004

                                      Arlington Hospitality, Inc.
                                      (Registrant)

                                      By:  /s/ Jerry H. Herman
                                         -------------------------------------
                                           Jerry H. Herman
                                           Chief Executive Officer


                                      By:  /s/ James B. Dale
                                         -------------------------------------
                                           James B. Dale
                                           Senior Vice President and
                                           Chief Financial Officer